UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2025

Apollo Realty Income Solutions, Inc

(Exact name of Registrant as Specified in Its Charter)

Maryland	000-56656	87-2557571
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Apollo Global Management, Inc. 9 West 57th Street, 42nd Floor New York, New York		10019
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 515-3200

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01. Regulation FD Disclosure.

An excerpt from a letter to stockholders providing certain information regarding Apollo Realty Income Solutions, Inc., a Maryland corporation (“ARIS” or the “Company”), is set forth below in this Current Report on Form 8-K (the “Current Report”) under this Item 7.01. In addition, the Company has posted the full letter on its website at https://gwms.apollo.com/realtyincomesolutions under “Stockholder Letters” in the “Resources” section. References herein to “we,” “us” or “our” refer to the Company and its subsidiaries unless the context specifically requires otherwise.

Portfolio Highlights

As of year-end, ARIS’ portfolio was diversified across investment types, property sectors, and geographies. The portfolio continues to be approximately 69% invested in real estate credit, which we believe provides strong cash flow visibility, complemented by equity holdings to allow us to capitalize on long-term value creation and real estate securities for additional liquidity. By property type, our portfolio reflects a strategic focus on industrial and multifamily, which we believe continue to benefit from secular demand tailwinds, as well as allocations to other asset classes where we see compelling opportunities. Geographically, we continue to allocate capital to high-growth and supply-constrained markets throughout the United States, and take a bottom up approach to reviewing property types and markets. This broad diversification enables us to balance stability with opportunistic growth. The charts below show our portfolio breakdown as of December 31, 2024.

Investment Type

RE Securities
6%
Equity
25%
Debt
69%

Property Type

Essential Retail
5%
Life Science
2%
Other
3%
Self-Storage
4%
Industrial
25%
Hotel
11%
Data
Center
13%
Multifamily
37%

Geography

Southwest
7%
Mid-Atlantic
11%
West
19%
Northeast
27%
Southeast
18%
Midwest
18%

The information in this Item 7.01 of the Current Report is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 7.01 of the Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, unless it is specifically incorporated by reference therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apollo Realty Income Solutions, Inc.

Date: February 20, 2025	By:	/s/ Anastasia Mironova
Name: Anastasia Mironova
Title: Interim Chief Financial Officer, Treasurer and Secretary